SCHEDULE 14A
                             (Rule 14a-101)
                 INFORMATION REQUIRED IN PROXY  STATEMENT
                         SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[X]    Preliminary Proxy Statement
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       Rule 14a- 6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                  TOUCHSTONE APPLIED SCIENCE ASSOCIATES,  INC.
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                (Name of Registrant as Specified in its Charter)


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       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)    Title of each class of securities to which transaction applies:

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(2)    Aggregate number of securities to which transaction applies:

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(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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[ ]    Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount previously paid:

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(4)    Date Filed:

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
                   TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
                          Fields Lane, P.O. Box 382
                          Brewster, New York  10509



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be held on March 28, 1997


To the Stockholders of Touchstone Applied Science Associates, Inc.:

                NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., a Delaware corporation (the "Company"), will be held at the Company's headquarters at Fields Lane, Brewster, New York 10509 on Friday, March 28, 1997 at the hour of 9:00 a.m. local time for the following purposes:

            (1)    To elect Directors of the Company;

            (2)    To approve the adoption of the Amended and Restated By-Laws;

            (3)    To ratify the appointment of independent auditors; and

            (4) To transact such other business as may properly come before the Meeting.

            Only stockholders of record at the close of business on February 17, 1997 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                  By Order of the Board of Directors,

                                  LINDA G. STRALEY
                                  Vice President and Secretary

Brewster, New York
February 28, 1997



IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                   TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
                          Fields Lane, P.O. Box 382
                          Brewster, New York  10509

                        ANNUAL MEETING OF STOCKHOLDERS

                                PROXY STATEMENT

        This Proxy Statement and the accompanying proxy are furnished by the Board of Directors of Touchstone Applied Science Associates, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") referred to in the foregoing notice. It is contemplated that this Proxy Statement, together with the accompanying form of proxy and the Company's Annual Report for the fiscal year ended October 31, 1996, will be mailed together to stockholders on or about February 28, 1997.

        Stockholders of record at the close of business on February 17, 1997 are entitled to notice of, and to vote at, the Meeting. On that date there were issued and outstanding (i) [7,939,322] shares of Common Stock, par value $.0001 per share (the "Common Stock"), and
(ii) 1,500 shares of Series A Preferred Stock, par value $.0001 per share (the "Preferred Stock"). Each share of Common Stock is entitled to one vote and each share of Preferred Stock is entitled to 3,000 votes.

        The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock and Preferred Stock outstanding and entitled to vote at the meeting is necessary to constitute a quorum. In deciding all questions, a holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share held in his name on the record date. Directors will be elected by a plurality of the votes cast at the Meeting. The ratification or approval of all other proposals will be decided by a majority of the votes cast at the Meeting. Shares represented by proxies marked to withhold authority to vote, and shares represented by proxies that indicate that the broker or nominee stockholder thereof does not have discretionary authority to vote them will be counted to determine the existence of a quorum at the Meeting but will not affect the plurality or majority vote required.

        All proxies received pursuant to this solicitation will be voted (unless revoked) at the Meeting or any adjournment thereof in the manner directed by a stockholder and, if no direction is made, will be voted FOR the election of each of the management nominees for director in Proposal No. 1, FOR the approval of the Amended and Restated By-Laws in Proposal No. 2 and FOR the ratification of the independent auditors in Proposal No. 3. If any other matters are properly presented at the meeting for action, which is not presently anticipated, the proxy holders will vote the proxies (which confer authority to such holders to vote on such matters) in accordance with their best judgment. A proxy given by a stockholder may nevertheless be revoked at any time before it is voted by communicating such revocation in writing to the transfer agent, American Stock Transfer & Trust Company, at 40 Wall Street, New York, New York 10005 or by executing and delivering a later-dated proxy. Furthermore, any person who has executed a proxy but is present at the Meeting may vote in person instead of by proxy, thereby canceling any proxy previously given, whether or not written revocation of such proxy has been given.

        As of the date of this Proxy Statement, the Board of Directors knows of no matters other than the foregoing which will be presented at the Meeting. If any other business should properly come before the Meeting, the accompanying form of proxy will be voted in accordance with the judgment of the persons named therein, and discretionary authority to do so is included in the proxy. All expenses in connection with the solicitation of proxies will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company who will receive no extra compensation for their services may solicit proxies by telephone, telecopier, telegraph or personal calls. Management does not intend to use specially engaged employees or paid solicitors for such solicitation. Management intends to solicit proxies which are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock and Series A Preferred Stock, as of January 31, 1997, by (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's officers and directors; (iii) each nominee for director; and (iv) all officers, directors and nominees as a group.

        As of January 31, 1997, there were 7,939,322 shares of Common Stock outstanding, and 1,500 shares of Series A Preferred Stock outstanding. Each share of Common Stock is entitled to one vote per share and each share of Series A Preferred Stock is entitled to 3,000 votes per share. Consequently, there are an aggregate of 12,439,322 eligible votes for the Company's outstanding capital stock.

        All of the shares of Common Stock and Preferred Stock owned by Mr. Simon, Ms. Straley and Mr. Ivens, as well as certain other persons affiliated with the Company or the Voting Trust (as defined below), other than shares deemed to be owned beneficially by such officers and directors because they may be acquired through the exercise of currently exercisable stock options, are held in a voting trust (the "Voting Trust"), pursuant to a Voting Trust Agreement, dated as of August 19, 1992, as amended. Until his death, Bertram L. Koslin had been sole Voting Trustee. Julius Ostreicher, the attorney for the Estate of Bertram L. Koslin, Andrew L. Simon, the Chairman of the Board of Directors and the President of the Company, and Eileen West, a former director of the Company, were appointed as successor Voting Trustees on March 30, 1995, pursuant to an amendment to the Voting Trust Agreement. Unless the Voting Trustees exercise their right to terminate the Voting Trust earlier, the Voting Trust shall terminate on August 18, 2002. For purposes of the table set forth below, each of the officers and directors are listed as beneficially owning the shares of Common Stock and Preferred Stock listed opposite his or her name, even though the Voting Trust has the sole rights to vote such shares. Because the Voting Trust has the sole and exclusive power to exercise all voting rights with respect to the shares of Common Stock and Preferred Stock deposited in the Voting Trust, the Voting Trust has sole voting and dispositive power with respect to 1,463,055 shares of Common Stock (and, therefore, 1,463,055 votes) and with respect to 1,500 shares of Preferred Stock (and, therefore, 4,500,000 votes). Accordingly, the Voting Trust has the power to exercise 5,963,055 votes, or 47.9% of all eligible votes.

                          Shares of     Percent       Shares of     Percent of
Name and Address of       Common        of Common     Preferred     Preferred     Percent of
Beneficial Owners and     Stock         Stock         Stock         Stock         all
Directors, Officers and   Beneficially  Beneficially  Beneficially  Beneficially  Outstanding
Nominees                  Owned         Owned         Owned         Owned         Votes
-----------------------   ------------  ------------  ------------  ------------  ---------------

5% Beneficial Owners:
-----------------------

Voting Trust, u/a dated   1,463,055     18.4%         1,500         100.0%       47.9%
August 19, 1992, as
amended, Julius
Ostreicher, Andrew L.
Simon and Eileen West,
Voting Trustees c/o
Touchstone Applied
Science Associates,
Inc., Fields Lane,
Brewster, NY 10509

Estate of Bertram L.        464,170      5.8%           948.68       63.2%       26.6%
Koslin
1640 Hunterbrook Road
Yorktown Heights, NY
10598

Eileen West                  21,500(a)   0.3%            10.74        0.7%        0.4%
56 Harrison Street
New Rochelle, NY 10801


Officers, Directors and
-----------------------
Nominees:
---------

Andrew L. Simon             567,452(b)   6.9%           179.0        11.9%        8.7%
1905 Hunterbrook Road
Yorktown Heights, NY
10598

Stephen H. Ivens            264,476(c)   3.3%            89.5         6.0%        4.3%
272 River Drive
River Vale, NJ 07675

Linda G. Straley            285,477(d)   3.6%            89.5         6.0%        4.4%
2 Circle Drive East
Ridgefield, CT 06877

Steven R. Berger              5,000(e)   0.1%             --          --           *
3 Castle View Court
Rye Brook, NY  10573

Michael Milone               41,000(f)   0.5%             --          --          0.3%
64 Calle del Norte
Placitas, NM  87043

Michael D. Beck             119,500(g)   1.5%             --          --          1.0%
35 Guion Street
Pleasantville, NY  10570

Directors, Officers, and  2,072,755(h)  24.7%         1,500         100.0%       51.0%
Nominees as a Group
(6 persons)


------------------
*  Less than 0.1%

-----------------------
(a) Represents 21,500 shares which Ms. West has the right to acquire upon the exercise of currently exercisable stock options; excludes the shares of Common Stock and Preferred Stock held in the Voting Trust for the benefit of all members thereof, which Voting Trust is listed separately as a 5% stockholder in this Table. Ms. West is one of three Voting Trustees of the Voting Trust.

(b) Includes 239,000 shares which Mr. Simon has the right to acquire upon the exercise of currently exercisable stock options, which options are not included in the Voting Trust. Excludes (i) 82,500 shares which are the subject of options granted to Mr. Simon which are not currently exercisable and (ii) the shares of Common Stock and Preferred Stock (other than those beneficially owned by Mr. Simon) held in the Voting Trust for the benefit of all of the members thereof, which Voting Trust is listed separately as a 5% stockholder in this table. Mr. Simon is one of three Voting Trustees of the Voting Trust.

(c) Includes 102,500 shares which Mr. Ivens has the right to acquire upon the exercise of currently exercisable stock options. Excludes 52,500 shares which are the subject of options granted to Mr. Ivens which are not currently exercisable.

(d) Includes 102,700 shares which Ms. Straley has the right to acquire upon the exercise of currently exercisable stock options. Excludes 52,500 shares which are the subject of options granted to Ms. Straley which are not currently exercisable.

(e) Includes 5,000 shares which are the subject of options granted to Mr. Berger which will become exercisable within 60 days.

(f) Includes (i) 36,000 shares which are held in a Custodial SEP, of which Dr. Milone is the beneficiary, and (ii) 5,000 shares which are the subject of options granted to Dr. Milone which will become exercisable within 60 days.

(g) Mr. Beck was elected as Vice President of the Company on January 2, 1997. Mr. Beck has not previously been a director of the Company, but is currently a nominee for director, which nomination is being submitted to the stockholders for election at the Meeting. Includes (i) 7,000 shares owned jointly with Mr. Beck's wife, and
        (ii) 37,500 shares owned by Mr. Beck's minor daughter, for which Mr. Beck acts as custodian. Excludes (i) 125,000 shares which are the subject of options granted to Mr. Beck which are not currently exercisable, and (ii) 37,500 shares owned by Mr. Beck's wife, as to which Mr. Beck disclaims beneficial ownership.

(h) Includes all shares held in the Voting Trust. Andrew L. Simon, Chairman of the Board of Directors and President of the Company, is one of three Voting Trustees of the Voting Trust. Includes (i) an aggregate of 444,200 currently exercisable options which are held by certain officers and directors of the Company, but are not included in the Voting Trust, and (ii) an aggregate of 10,000 options held by Mr. Berger and Dr. Milone, which will become exercisable within 60 days. Excludes an aggregate of 312,500 options held by officers, directors and nominees of the Company which are not currently exercisable and are not included in the Voting Trust.

                                PROPOSAL NO. 1
                            ELECTION OF DIRECTORS

                  Management recommends that you vote in favor of
                   the nominees named to the Board of Directors.

        Six directors are to be elected at the Meeting for terms of one year each and until their successors shall be elected and qualified. It is intended that votes will be cast pursuant to such proxy for the election of the six persons whose names are first set forth below unless authority to vote for one or more of the nominees is withheld by the enclosed proxy, in which case it is intended that votes will be cast for those nominees, if any, with respect to whom authority has not been withheld. All nominees other than Mr. Beck are currently members of the Board of Directors. In the event that any of the nominees should become unable or unwilling to serve as a director, a contingency which the management has no reason to expect, it is intended that the proxy be voted, unless authority is withheld, for the election of such person, if any, as shall be designated by the Board of Directors.

        DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES CAST AT THE MEETING. THE VOTING TRUST INTENDS TO VOTE IN FAVOR OF THE
PROPOSAL.

        The following table sets forth information concerning each person nominated to serve as a director of the Company:


                                    First
                                    Became
         Name           Age         Director           Position
         ----           ---         --------           --------
Michael D. Beck          50            --       Vice President; President
                                                and Chief Executive Officer
                                                of Beck Evaluation &
                                                Testing Associates, Inc.

Steven R. Berger         41          1996       Director

Stephen H. Ivens, Ph.D.  55          1995       Director; Vice President,
                                                Research & Development

Michael Milone, Ph.D.    51          1996       Director

Andrew L. Simon          54          1995(1)    Chairman of the Board of
                                                Directors; Chief Executive
                                                Officer; President; Treasurer

Linda G. Straley         41          1994       Director; Vice President,
                                                Operations; Secretary

(1)        Also served as a director of the Company from 1976 to 1991.

        MICHAEL D. BECK was elected as Vice President of the Company
on January 2, 1997.   Since 1983, Mr. Beck has been President of Beck
Evaluation & Testing Associates, Inc. ("BETA"), which provides consulting and contractual services to school districts, state education departments and test and textbook publishers. As of January 2, 1997, BETA became a wholly-owned subsidiary of the Company and Mr. Beck continues to serve as the President of BETA. See "Interests of Certain Persons In Matters to be Acted Upon". Mr. Beck has also provided consulting services on matters of educational research and assessment for various organizations, including the U.S. Army Training Support Center and Pitney Bowes Corporation. Mr. Beck received an
A.B. from John Carroll University and an M.A. from Fordham University.

        STEVEN R. BERGER was elected as a Director of the Company on March 29, 1996 and he also serves on the Company's Compensation Committee. Mr. Berger has been a partner in the law firm of Christy & Viener in New York City since January 1989. Mr. Berger received an
A.B. and a J.D. from Harvard University.   Christy & Viener has acted
as special securities counsel to the Company since January 1995.

        STEPHEN H. IVENS was elected as a Director of the Company on March 31, 1995, and has been Vice President, Research and Development since June 1994, and was Executive Director of DRP Services of the Company since August 1989. Mr. Ivens received a B.S. in Mathematics and M.S. in Guidance from Illinois State University and a Ph.D. in Educational Research from Florida State University. From 1970 to 1989 he was an Executive Director at the College Entrance Examination Board.

        MICHAEL MILONE was elected as a Director of the Company on March 29, 1996 and he also serves on the Company's Compensation Committee. Dr. Milone has been an educational writer and independent consultant to publishers and school districts since 1984. Dr. Milone received an M.A. from Gallaudet University and a Ph.D. from The Ohio State University, where he has served as an adjunct assistant professor in the Department of Educational Services and Research.

        ANDREW L. SIMON was elected as Director and as President and Treasurer of the Company on March 31, 1995. He served as Interim President from June 1994 through March 31, 1995. He was a founder of the Company and previously served as a Director from 1976 to 1991 and has acted as a financial consultant to the Company since its inception in 1976. From 1983 to 1986, he was a Vice President/Marketing Division Head in the Private Clients Group at Bankers Trust Company. He was a Vice President at Citibank, NA, where he held a number of senior marketing and sales positions, from 1980 to 1983. Prior to 1980, Mr. Simon served as Marketing Director for several consumer package goods companies including Norcliff-Thayer and Lederle Laboratories. He holds an M.B.A. from Columbia University and a B.A. from Washington University. Mr. Simon is a trustee of the Harvey School and previously served as a director of the City of Poughkeepsie Partnership.

        LINDA G. STRALEY is a Director of the Company and has been Vice President of Operations since June 1994. From June 1994 through March 31, 1995, she was Chairman of the Board of Directors. She has been Secretary since August 1992 and, since 1984, she has served as director of DRP Services for the Company. Ms. Straley received a B.A. in Education from Bethany College and an M.S. in Psychology and Statistics from the State University of New York.

COMMITTEES AND MEETINGS

        The Company does not presently have any standing audit or nominating committees of the Board of Directors or committees performing similar functions.

        The Board of Directors had 4 meetings during fiscal year
1996 and otherwise acted by unanimous written consent. All directors attended 100% of the meetings.

        The Compensation Committee, which consists of Messrs. Berger and Milone, had two meetings during fiscal year 1996 and otherwise acted by unanimous written consent. The Compensation Committee, among other things, sets compensation for the employees of the Company and administers the Company's Amended and Restated 1991 Stock Option Incentive Plan. All members of the Compensation Committee attended 100% of the meetings.

                          EXECUTIVE COMPENSATION

        The following table shows compensation for services rendered to the Company during fiscal years 1996, 1995 and 1994 by the Chief Executive Officer, the Vice President, Research & Development and the Vice President, Operations. Each executive officer serves under the authority of the Board of Directors. No other executive officer of the Company received cash compensation that exceeded $100,000 during fiscal years 1996, 1995 and 1994. Therefore, pursuant to Item 402 of Regulation S-B, only compensation for each of the Chief Executive Officer, the Vice President, Research & Development, and Vice President, Operations is shown in the Summary Compensation Table below.

                        SUMMARY COMPENSATION TABLE

                             Annual Compensation          Long-Term Compensation
                            ------------------------- -----------------------------------
                                                               Awards            Payouts
                                                       -----------------------  ---------
                                                                   Securities                All
                                              Other                 Under-                  Other
                                              Annual   Restricted    lying                  Com-
                                              Compen-    Stock      Options/      LTIP      pensa-
Name and                               Bonus  sation    Award(s)     SARs(a)     Payouts     tion
Principal Position    Year  Salary($)   ($)     ($)        ($)         (#)         ($)       ($)

Andrew L. Simon,      1996  $109,568     0    $25,457      0       82,500          0        __b
President, Chief      1995    99,112   $2,500  24,021      0         0             0        __b
Executive Officer*    1994    64,680(c)  0     12,439      0       59,000          0        __b
and Treasurer

Stephen H. Ivens,     1996  $107,068     0    $26,913      0       52,500          0        __b
Vice President,       1995   102,498   $2,500  25,561      0         0             0        __b
Research &            1994    95,760     0     24,175      0       59,000          0        __b
Development

Linda G. Straley,     1996   $88,125     0    $18,701      0       52,500          0        __b
Vice President,       1995    72,500   $2,500  16,732      0         0             0        __b
Operations, and       1994    64,705     0     15,187      0       59,000          0        __b
Secretary

(a)     To date, the Company has issued no SARs
(b) Has an assigned Company car with an approximate value of $8,250 for Mr. Simon, $7,250 for Mr. Ivens and $7,250 for Ms. Straley
(c) Includes consulting fees from November 1, 1993 through June 30, 1994 and salary as Interim President from July 1, 1994 through October 31, 1994
*       Commencing June 1994


EMPLOYMENT CONTRACTS

        On March 1, 1996, the Company entered into an employment agreement with each of Andrew L. Simon, Linda G. Straley and Stephen
H. Ivens, pursuant to which the Company agreed to employ Mr. Simon, Ms. Straley and Mr. Ivens, and each of Mr. Simon, Ms. Straley and Mr. Ivens agreed to remain, as the Company's President and Chief Executive Officer, Vice President, Research and Development, and Vice President, Operations, respectively, for a term of three years, subject to automatic yearly extensions and certain rights of termination as provided in each such agreement.

        On January 2, 1997, the Company entered into an employment agreement with Michael D. Beck, pursuant to which the Company agreed to employ Mr. Beck, and Mr. Beck agreed to remain, as the Company's Vice President and as President and Chief Executive Officer of BETA, a wholly-owned subsidiary of the Company, for a term of three years, subject to automatic yearly extensions and certain rights of termination as provided in such agreement.

        In the employment agreements with each of the executive officers of the Company, the Company has agreed to provide for certain benefits and protections for such executive officers in connection with a change of control of the Company. Such agreements provide that upon the occurrence of a change of control, such executive's employment agreement would continue until the earlier of three years from the date of such change of control or the date all of the Company's obligations under the employment agreement are satisfied.
In addition, in the event of a change of control, each executive officer would be awarded for each fiscal year during the employment term, an annual bonus in cash at least equal to the average annual bonus payable to such executive in respect of two of the last three fiscal years immediately preceding the date of the change of control in which bonuses paid were higher. For purposes of these employment agreements, a "change of control" will be deemed to have occurred if:
(a) any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then outstanding shares of the Company's common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; (b) individuals who, as of the date of the employment agreement, constituted the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person who first becomes a director subsequent to the date of such employment agreement whose recommendation, election or nomination for election by the Corporation's stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company as described in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; (c) the stockholders of the Company approve a reorganization, share exchange, merger or consolidation with respect to which, in any such case the persons who were the stockholders of the Company immediately prior to such reorganization, share exchange, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company; or (d) a liquidation or dissolution of the Company occurs or a sale of all or substantially all of the assets of the Company is made. Each employment agreement also contains a non-competition clause for two years following termination of the executive's employment.

        Generally, each employee of the Company has agreed to the assignment to the Company of the employee's rights to any inventions relating to the Company's business or interest which were conceived both prior to and during the period of employment and, except under certain specified conditions, the Company's employees are prohibited from competing for one year with the Company in areas in which he or she was employed.

STOCK OPTION PLAN

        The Board of Directors of the Company adopted the 1991 Incentive Stock Option Plan (the "Option Plan") on August 25, 1991 in order to attract and retain qualified personnel, which Option Plan was approved by the stockholders on August 25, 1991. The Board of Directors adopted the Amended and Restated 1991 Stock Option Incentive Plan (the "Amended Option Plan") in February 1996, which Amended Option Plan amended and restated the Option Plan and was approved by the stockholders of the Company on March 29, 1996. Under the Amended Option Plan, options to purchase up to 2,500,000 shares of Common Stock may be granted to employees, officers, directors and consultants of the Company. The Amended Option Plan is administered by the Compensation Committee of the Board of Directors (the "Committee").

        Subject to the terms of the Amended Option Plan, the Committee is authorized to select optionees and determine the number of shares covered by each option and certain of its other terms. The exercise price of stock options granted under the Amended Option Plan may not be less than the fair market value of the Company's Common Stock on the date of the grant. In general, options become exercis-able after the first anniversary of the date of grant. The period within which any stock option may be exercised cannot exceed ten years from the date of grant. Options held by a terminated employee expire three months after termination except in the event of death, disability or termination for cause. No one participant may receive, in any one fiscal year, awards under the Amended Option Plan which would entitle the Participant to receive more than 200,000 shares. On October 31, 1994, the Company granted 460,000 options under the Option Plan; on October 1, 1995, the Company granted 72,500 options under the Option Plan; on July 10, 1996, the Company granted 170,000 options under the Amended Option Plan; on September 30, 1996, the Company granted 40,500 options under the Amended Option Plan; and on October 31, 1996, the Company granted 22,500 options under the Amended Option Plan. In 1994, 470,250 options were forfeited; in 1995, 18,900 options were forfeited; and, in 1996, 637,678 options were canceled or forfeited. As of November 1, 1996, there were 1,052,750 options in the aggregate outstanding under the Option Plan.

                OPTION/SAR GRANTS IN LAST FISCAL YEAR
                         (INDIVIDUAL GRANTS)
                  Number of       Percent of Total
                  Securities       Options/SARs
                  Underlying        Granted to        Exercise or
                 Options/SARs(a) Employees in Fiscal   Base Price  Expiration
   Name           Granted (#)         Year(c)            ($/sh)       Date
Andrew L.         75,000 (b)        32.19%             $1.0938     July 9, 2006
Simon,             7,500 (d)         3.22%             $0.75       October 30, 2006
President,
Chief Executive
Officer and
Treasurer

Stephen H.        45,000 (b)        19.31%             $1.0938     July 9, 2006
Ivens, Vice        7,500 (d)         3.22%             $0.75       October 30, 2006
President,
Research &
Development

Linda G. Straley, 45,000 (b)        19.31%             $1.0938     July 9, 2006
Vice President,    7,500 (d)         3.22%             $0.75       October 30, 2006
Operations, and
Secretary

(a)         To date, the Company has issued no SARs.
(b)         These options become exercisable on July 10, 1997.
(c)         Includes all options granted under the Amended Option Plan.
(d)         These options become exercisable on October 31, 1997.


         None of the named officers received any option grants in the fiscal year ended October 31, 1995.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                       AND FY-END OPTION/SAR VALUES

                                            Number of
                                            Securities       Value of
                                            Underlying       Unexercised
                                            Unexercised      In-the-Money
                                            Options/SARs(a)  Options/SARs(a)
                                            at FY-End (#)    at FY-End ($)
                                            --------------------------------
                   Shares        Value
                   Acquired on   Realized   Exercisable/     Exercisable/
Name               Exercise (#)    ($)      Unexercisable    Unexercisable
------------------ ------------  ---------  ---------------  -------------------

Andrew L. Simon,       0            0        239,000/82,500  $0.00/$0.00(b)
President, Chief
Executive Officer
and Treasurer

Stephen H. Ivens,      0            0        102,500/52,500  $0.00/$0.00(b)
Vice President,
Research &
Development

Linda G. Straley,      0            0        102,700/52,500  $0.00/$0.00(b)
Vice President,
Operations, and
Secretary

(a) To date, the Company has issued no SARs.
(b) Based on the closing bid price of the Company's Common Stock on NASDAQ on January 31, 1997 of $0.50, there are no options outstanding which are in-the-money.

DIRECTORS STOCK OPTION PLAN

        The Board of Directors of the Company adopted the Directors Stock Option Plan (the "Directors Plan") in February 1996 in order to aid the Company in attracting, retaining and motivating independent directors, which Directors Plan was approved by the stockholders of the Company on March 29, 1996. Under the Directors Plan, non-qualified stock options to purchase up to 100,000 shares of Common Stock may be granted to non-employee directors of the Company, which options are granted automatically at the times and in the manner stated in the Directors Plan.

        Subject to the terms of the Directors Plan, each non-employee director receives 5,000 options on the day he (she) first is elected to the Board of Directors, and 2,500 options on the date of each annual meeting of the stockholders of the Company, provided he
(she) is re-elected to the Board of Directors. The exercise price of stock options granted under the Directors Plan is the fair market value of the Company's Common Stock on the date of grant. The options become exercisable after the first anniversary of the date of grant and the term of the option cannot exceed ten years. On March 29, 1996, the Company granted 10,000 options.


OTHER PLANS

        Profit Sharing Plan. The Company has a qualified 401(k)
        -------------------
Profit Sharing Plan. The Plan allows employees to contribute up to 15 percent of income through Company contributions and a salary reduction mechanism. Company contributions to the Plan are optional and accrue at the discretion of the Board of Directors. For the fiscal years ended October 31, 1996, 1995 and 1994, the Company made a contribution to profit sharing equal to five percent (5%) of each eligible employee's compensation, thereby limiting each eligible employee to contribute up to ten percent (10%) of compensation.

        Net assets for the Profit Sharing Plan, as estimated by the Massachusetts Mutual Life Insurance Company which maintains the plan's records, are $1,144,585 at October 31, 1996.

        Money Purchase Pension Plan.  In October 1991, the Company
        ---------------------------
adopted a Money Purchase Pension Plan, which has been qualified by the Internal Revenue Service. Under this Plan, the Company makes an annual contribution to the Plan equal to ten percent (10%) of each eligible employee's compensation.

        Net assets for the Money Purchase Pension Plan, as estimated by the Massachusetts Mutual Life Insurance Company which maintains the plan's records, are $424,231 at October 31, 1996.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own beneficially more than ten percent of the Company's outstanding common stock to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of common stock and other securities of the Company on Forms 3, 4 and 5, and to furnish the Company with copies of all such forms they file. Based on a review of copies of such reports, all of the Company's directors and officers timely filed all reports required with respect to fiscal 1996, except that Andrew L. Simon, President, filed a Form 4 reporting his December 1995 sale of 10,000 shares of Common Stock on the open market one month late.

COMPENSATION OF DIRECTORS

        Directors do not presently receive compensation for serving on the Board. Depending on the number of meetings and the time required for the Company's operations, the Company may decide to compensate its directors in the future.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

        The law firm of Christy & Viener in New York City, in which
Mr. Berger, a nominee for director of the Company, is a partner, acts as special securities counsel to, and performs legal services for, the Company. The firm received fees in the aggregate amount of approximately $95,525 for legal services rendered to the Company during the Company's fiscal year ended October 31, 1996.

        On January 2, 1997, the Company purchased all of the outstanding capital stock of BETA from the holders of such shares for a purchase price equal to (i) $130,000 in cash, (ii) $150,000 payable in promissory notes, bearing interest at the rate of 8<% and maturing on January 2, 1999, and (iii) 150,000 shares of the Company's Common Stock, $0.0001 per share. Mr. Beck, a nominee for director of the Company, and members of Mr. Beck's immediate family owned 100% of the outstanding stock of BETA.

                               PROPOSAL NO. 2

                 APPROVAL OF THE AMENDED AND RESTATED BY-LAWS

                 MANAGEMENT RECOMMENDS THAT YOU VOTE TO APPROVE
                       THE AMENDED AND RESTATED BY-LAWS.

GENERAL

        The Board of Directors believes it is in the best interests of the Company and the stockholders to adopt amendments to the By-Laws of the Company (the "Existing By-Laws") which are more consistent with public ownership of the Company and which conform with certain changes to, and are in compliance with, the Delaware General Corporate Law, as amended through the date hereof (the "DGCL"). Accordingly, in February 1997, the Board of Directors adopted the Amended and Restated By-Laws (the "Amended By-Laws"), which are being submitted to the stockholders for approval. Except as noted herein, the provisions of the Amended By-Laws do not materially differ from the provisions of the Existing By-Laws. The Existing By-Laws afford the Company's stockholders the ability, and permit the Board of Directors (subject to certain limitations on the extent of amendments approved only by the Board of Directors), to amend the By-Laws. As the Board of Directors has adopted the Amended By-Laws to replace the Existing By-Laws, the Board has recommended that the entire Amended By-Laws be submitted to the stockholders for approval, rather than only submitting certain changes which are required to be submitted.

        Set forth below is a brief description of the principal features of the Amended By-Laws and the material differences from the Existing By-Laws. Such description is qualified in its entirety by the full text of the Amended By-Laws, a copy of which is attached hereto as Appendix A. Reference to such appendix should be made for a more complete description of the Amended By-Laws.

        Stockholder Meetings.  The Amended By-Laws require that the
        --------------------
annual meeting of stockholders be held within six months of the end of the fiscal year of the Company or at any other such time as the Board may designate. This provision gives the Board greater flexibility in determining the date for the annual meeting of stockholders. The Existing By-Laws contains a rigid requirement that such meeting be held within five months of the end of each fiscal year. Under the Existing By-Laws, special meetings of stockholders could be called upon the written request of the holders of ten percent (10%) of the shares outstanding and entitled to vote thereat. The Amended By-Laws permit a special meeting to be called by the holders of more than fifty percent (50%) of the shares outstanding and entitled to vote thereat. Permitting special meetings to be called by the holders of a small minority of the stock of the Company would allow a small faction of stockholders to call unnecessary meetings.

        The Existing By-Laws require that, if any action to be taken at a meeting would entitle the stockholders to a payment, the action and the payment be specifically described in the notice of the meeting. The Amended By-Laws do not contain such a provision. Additionally, in accordance with the DGCL, the Amended By-Laws require that, if any meeting of stockholders is adjourned for more than 30 days or if, after an adjournment of such a meeting, a new record date is fixed for determining eligibility of votes at such adjourned meeting, a notice of the adjourned meeting be sent to each stockholder of record entitled to vote at the meeting. The Existing By-Laws contained no such notice requirement.

        The Existing By-Laws do not to specifically designate a person to chair the meetings of stockholders. The Amended By-Laws designate the Chairman of the Board and, in his or her absence, the President and, in his or her absence, any person chosen by a majority of those stockholders present or represented to chair each meeting of stockholders.

        Pursuant to the Amended By-Laws, proxies given by stockholders are valid for three years or such longer period as provided in the proxy. The Existing By-Laws permitted proxies to be valid for only eleven months from the date given. Additionally, under the Amended By-Laws, stockholders are given the explicit right to revoke any proxy they have executed for any reason, except in those cases where an irrevocable proxy is permitted by law. These provisions conform to the applicable provisions of the DGCL.

        The Amended By-Laws specifically require that the Company prepare and make available for inspection, at least ten days prior to every meeting of stockholders, a list of every stockholder eligible to vote at a given meeting, listed in alphabetical order, and showing the address and number of shares registered to each stockholder. The existing By-Laws lacked this explicit requirement.

        Under the Existing By-Laws, the stockholders of the Company could act without a meeting only upon the unanimous written consent of all the stockholders of the Company. In addition to being very cumbersome, this requirement is more restrictive than the DGCL. The Amended By-Laws permit the stockholders to act without a meeting, upon the written consent of the holders of a majority of the shares that would be entitled to vote at a meeting, as permitted by the DGCL. Additionally, the Amended By-Laws require that prompt notice of the taking of any action without a meeting by less than unanimous written consent be given to those stockholders who did not consent to such action.

        The Amended By-Laws contain specific procedures for a stockholder to properly bring a proposal before a meeting of stockholders. The Existing By-Laws contained no such procedures.
Explicit procedures are needed in order to enable the Company to provide the stockholders with effective notice of all business to come before a meeting.

        The Amended By-Laws allow for the election of directors by a plurality vote of stockholders as opposed to a majority vote which was required under the Existing By-Laws. The DGCL requires directors to be elected by a plurality of the shares entitled to vote on the election of directors.

        The Board of Directors and Committees Thereof.  Under the
        ---------------------------------------------
Existing By-Laws, special meetings of the Board of Directors could be called by any one director or the President of the Company. The Amended By-Laws permit the President or Chairman to call a special meeting, but require that at least two other directors call a meeting.

        The Existing By-Laws, while granting authority to the Board of Directors to create by resolution an Executive and other committees, do not include specific details regarding the powers of such committees. The Amended By-Laws preserve this authority for the Board of Directors. The Amended By-Laws lower the number of directors required to serve on each committee from three to two and allow for the creation of an Executive Committee, which would be able to exercise all the powers and authority of the Board in the absence of action by the full Board. The Company does not currently have an Executive Committee and the Board does not currently contemplate creating an Executive Committee in the near future. The Amended By-Laws contain specific limitations on the powers of such committees, including prohibitions against amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Company's property or assets, recommending to the stockholder a dissolution of the Company or a revocation of a dissolution, or amending the By-Laws, and, unless the resolution of the Board of Directors or the By-Laws so provide, no committee may declare a dividend or authorize the issuance of stock. All committees are required to keep written minutes of their proceedings, and all such proceedings shall be subject to revision or alteration by the Board of Directors. The Board of Directors may fill vacancies in, change the membership of, or dissolve any committee.

        The Amended By-Laws contain provisions which govern the internal workings of the Executive Committee. Unless the Board of Directors provides otherwise, a majority of any other committee may also fix its own rules of procedure, determine action and fix the time and place of meetings. The Board of Directors may appoint one or more committees consisting of persons who are not directors of the Company, provided that no such committee shall have or may exercise any authority of the Board of Directors unless any action taken thereby is approved by a majority of the members thereof, each member of which is a member of the Board of Directors.

        Officers and Other Matters.  The Amended By-Laws contain a
        --------------------------
more detailed account of the responsibilities of each officer of the Company, but do not materially differ or substantively change the powers and authority of the current officers. Furthermore, the Amended By-Laws contain specific provisions authorizing the Company to draw checks, make deposits and open bank accounts and have certain other provisions are added concerning stock certificates, stock records and transfers and dividends. These provisions are procedural and do not materially change the abilities, authority or powers of the Company to act in any such regard. For a more detailed account of these provisions, reference should be made to Articles V, VI, VII and VIII of the Amended By-Laws attached hereto at Appendix A.

        Indemnification.  The DGCL permits corporations to adopt
        ---------------
certain provisions which serve to limit, and in some cases eliminate, the personal liability of directors, officers and employees for actions taken on behalf of the corporation by allowing a corporation to indemnify such individuals against costs, liability and loss. The advantage in adopting such provisions is that it allows the Company to attract individuals to the Board of Directors and as officers and employees who may otherwise refuse to take such a position because of concerns of personal liability. These provisions also enable the individual director or officer to act freely and solely in the best interests of the Company without concern for possible personal liability, expense or loss. The Board, therefore, has decided to include indemnification provisions in the Amended By-Laws, consistent with the DGCL, which are substantially more detailed than the indemnification provisions of the Existing By-Laws. Set forth below is a brief description of the material differences between the provisions of the Existing By-Laws and those of the Amended By-Laws governing indemnity.

        The Amended By-Laws require the Company to indemnify any person who is involved in any manner with a threatened or actual lawsuit or proceeding by reason of the fact the individual was a director or officer of the Company or was serving at the request of the Company as a director or officer of any other corporation or business entity. The Amended By-Laws include a definition of a "Proceeding" for which indemnity will be provided, which includes any threatened, pending or completed investigation, claim, action, suit or proceeding, whether civil, criminal, administrative or investigative, whereas the Existing By-Laws contemplate only actual suits, proceeding or actions, and make no mention of investigations or claims. The Amended By-Laws also have a more expansive view of an individual's potential involvement in a Proceeding (as defined in the Amended By-Laws), and provide for indemnification even if the individual is not an actual party to such Proceeding, but incurs expenses in connection with being a witness or having some other involvement in such Proceeding. The provisions of the Amended By-Laws also specifically include in the definition of a Proceeding actions, suits, or proceedings by or in right of the Company to procure a judgment in its favor. The Amended By-Laws provide for indemnification of a director or officer whether or not the basis of any Proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer. The Existing By-Laws allow for indemnification only against actual expenses incurred in connection with defending such actions. The provisions of the Amended By-Laws provide for indemnity for expenses, as well as all actual liabilities and losses. The right to indemnification under the Amended By-Laws also includes a right to receive payment in advance of any expenses incurred by the indemnitee in connection with a Proceeding. The indemnification rights conferred by the Amended By-Laws are explicitly deemed to be contractual rights between the Company and the individual. The Existing By-Laws require that all employees receive the same right of indemnification as officers and directors. The Amended By-Laws have no explicit requirement to indemnify employees, but instead grant the Board of Directors the ability to provide indemnification to employees, agents, attorneys and representatives of the Company with up to the same scope and extent as provided for officers and directors.

        Under the Existing By-Laws, an officer, director or employee would not be entitled to indemnity in cases where it is adjudged that such officer, director or employee is liable for negligence or misconduct in the performance of his or her duties. While the Amended By-Laws do not contain this explicit carve-out, the DGCL requires that the indemnitee act in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.
The Existing By-Laws empowered the Board of Directors to fix the amount of indemnity to which any officer or director would be entitled; the Amended By-Laws do not contain this provision.

        The Amended By-Laws specifically authorize the Company to purchase and maintain insurance to protect itself and any officer, director, employee, agent, attorney or representative of the Company against any expense, liability or loss asserted or incurred in connection with any Proceeding, regardless of the Company's ability or obligation to indemnify such person against such expenses, liabilities or losses. The Company may also create trust funds, grant security interests or use other means to ensure that the payment of any amounts due under the indemnification provisions of the Amended By-Laws are made. The Existing By-Laws contain no similar provisions.

        Amendments.  The Amended By-Laws include less restrictive
        ----------
criteria for further amendments to, or the repeal of, the Amended By-Laws than those criteria contained in the Existing By-Laws. Under the Amended By-Laws, further amendments to, or a repeal of, any or all provisions can be effected by the action of a majority vote of the stockholders or a majority vote of the Board of Directors. Under the Existing By-Laws, the stockholders, by a majority vote, can alter, amend or repeal the By-Laws. The Board of Directors may also amend, repeal or alter the By-Laws subject to further approval by the stockholders. Additionally, the Existing By-Laws explicitly prevent the Board of Directors from changing the quorum for meetings of stockholders or the Board of Directors, or changing any provisions of the By-Laws with respect to the removal of directors or the filling of vacancies in the Board of Directors resulting from the removal by the stockholders. The Amended By-Laws contain no such restrictions.

RECOMMENDATION

        The Board of Directors of the Company believes that it is in the best interests of the Company and its stockholders that the Amended By-Laws be approved. The Board of Directors believes that the Amended By-Laws provide a more accurate, detailed and effective mechanism for governing the internal workings of the Company. The Amended By-Laws not only conform more readily with the DGCL and recent changes thereto, but are also more consistent with the operation of a publicly held company. Accordingly, the Board of Directors has adopted, and recommends that the stockholders approve, the Amended Plan.

        THE AMENDED BY-LAWS WILL BE APPROVED BY A MAJORITY OF THE
VOTES CAST.  THE VOTING TRUST INTENDS TO VOTE IN FAVOR OF THE PROPOSAL.

                                PROPOSAL NO. 3

                     RATIFICATION OF INDEPENDENT AUDITORS

                 MANAGEMENT RECOMMENDS THAT YOU VOTE TO RATIFY
                  THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

        The Board of Directors of the Company has appointed the firm of Lazar, Levine & Company LLP ("Lazar") as its independent auditors for the 1997 fiscal year. While it is not required to do so, the Company is submitting the appointment of Lazar to the stockholders for ratification. Lazar has been serving the Company in this capacity since September 1995. A representative from Lazar will be present at the Meeting and will be given the opportunity to make a statement if the representative desires to do so. The representative is expected to be available to respond to appropriate questions. If the appointment of Lazar is not ratified by the stockholders of the Company, the Board of Directors will reconsider the appointment of Lazar.

        THE APPOINTMENT OF THE INDEPENDENT AUDITORS WILL BE RATIFIED BY A MAJORITY OF THE VOTES CAST. THE VOTING TRUST INTENDS TO VOTE IN FAVOR OF THE PROPOSAL.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

        On July 25, 1995, the Company received notification from its independent accountant, Thomas J. Marion, that the client-auditor relationship between the Company and Mr. Marion had ceased. Mr. Marion's reports on the financial statements of the Company for the past two years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Company's Board of Directors has approved the change in the Company's independent accountant. The Company has had no disagreements with Mr. Marion during the Company's two most recent fiscal years or in any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Mr. Marion has confirmed to the Company in writing that he agrees with the statements contained in this paragraph.

        On September 7, 1995, the Board of Directors of the Company appointed Lazar as its independent auditors, which appointment was ratified by the stockholders on March 29, 1996. Lazar is located at 350 Fifth Avenue, New York, New York 10118.

                            OTHER INFORMATION

        Accompanying this Proxy Statement and the notice of meeting which is the first page of this Proxy Statement is the Company's Proxy and 1996 Annual Report for its fiscal year ended October 31, 1996.

                      PROPOSALS OF SECURITY HOLDERS

        Proposals of security holders intended to be presented at the next Annual Meeting must be received by the Company for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting no later than November 1, 1997.


                      AVAILABILITY OF ANNUAL REPORT

        COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE PROVIDED FREE OF CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO:

MS. LINDA G. STRALEY, VICE PRESIDENT AND SECRETARY, TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., P.O. BOX 382, FIELDS LANE, BREWSTER, NY 10509.


                                          LINDA G. STRALEY
                                          Vice President and Secretary

Brewster, New York
February 28, 1997

                                                                    Appendix A

                   TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.


                      ____________________________________

                          AMENDED AND RESTATED BY-LAWS
                      ____________________________________


                                   ARTICLE I

                                   Offices
                                   -------


        Section 1.  Registered Office.  The registered office of the
                    -----------------
Corporation shall be in the City of Dover, County of Kent, State of Delaware, and the registered agent of the Corporation shall be Incorporating Services, Ltd., 15 East North Street, Dover, Delaware 19901, or such other agent within the State of Delaware as the Board of Directors of the Corporation shall select.

        Section 2.  Other Offices.  The Corporation may also have
                    -------------
offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                 ARTICLE II

                         Meetings of Stockholders
                         ------------------------


        Section 1.  Annual Meeting.  The annual meeting of the
                    --------------
stockholders of the Corporation for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held within six months following the close of each fiscal year of the Corporation, or on such other date as may be fixed from time to time by resolution of the Board of Directors, and at such place within or without the State of Delaware as shall be designated by the Board of Directors.

        Section 2.  Special Meeting.  Special meetings of the
                    ---------------
stockholders, for any purpose or purposes, may be called at any time by the Chairman of the Board, if any, or the President of the Corporation or the majority of the Board of Directors or the holders of more than fifty percent (50%) of the shares of stock of the Corporation issued and outstanding and entitled to vote thereat, and shall be called by the Board of Directors. Such meetings shall be held at such time and at such place within or without the State of Delaware as shall be specified in the notice of the meeting.

        Section 3.  Notice of Meetings.  Notice of the place, date
                    ------------------
and time of the holding of each annual and special meeting of the stockholders and the purpose or purposes thereof shall be given personally or by mail in a postage prepaid envelope to each stockholder entitled to vote at such meeting, not less than ten nor more than 60 days before the date of such meeting, and, if mailed, it shall be directed to such stockholder at his address as it appears on the records of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, in which case it shall be directed to him at such other address. Any such notice for any meeting other than the annual meeting of stockholders shall indicate that it is being issued at the direction of the Chairman of the Board, if any, the President, the Board of Directors or the stockholders, which notice shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy and shall not, at the beginning of such meeting, object to the transaction of any business because the meeting is not lawfully called or convened, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy. Unless the Board of Directors shall fix a new record date for an adjourned meeting, notice of such adjourned meeting need not be given if the time and place to which the meeting shall be adjourned are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting.
If the adjournment is for more than 30 days or, if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

        Section 4.  Quorum.  Except as otherwise required by law or
                    ------
the Certificate of Incorporation, at all meetings of the stockholders, the presence in person or by proxy of the holders of a majority of the shares of stock of the Corporation issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business. In the absence of a quorum, the holders of a majority of the shares of stock present in person or by proxy and entitled to vote or, if no stockholder entitled to vote is present, then any officer of the Corporation, may adjourn the meeting from time to time. At any such adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting as originally called.

        Section 5.  Organization.  At each meeting of the
                    ------------
stockholders, the Chairman of the Board, if any, or in his absence or inability to act, the President, or in his absence or inability to act, any person chosen by a majority of those stockholders present or represented, shall act as chairman of the meeting. The Secretary, or, in his absence or inability to act, an Assistant Secretary or any other officer appointed by the chairman of the meeting, shall act as secretary of the meeting and keep the minutes thereof.

        Section 6.  Order of Business.  The order of business at all
                    -----------------
meetings of the stockholders shall be as determined by the chairman of the meeting.

        Section 7.  Voting.  Except as otherwise provided by statute
                    ------
or the Certificate of Incorporation, each holder of record of shares of stock of the Corporation having voting power shall be entitled at each meeting of the stockholders to one vote for every share of such stock standing in his name on the record of stockholders of the Corporation (a) on the date fixed by the Board of Directors as the record date for the determination of the stockholders who shall be entitled to notice of and to vote at such meeting; or (b) if such record date shall not have been so fixed, then at the close of business on the day next preceding the day on which notice thereof shall be given; or (c) if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. Each stockholder entitled to vote at any meeting of stockholders may authorize another person or persons to act for him by a proxy signed by such stockholder or his attorney-in-fact. Any such proxy shall be delivered to the secretary of such meeting at or prior to the time designated in the order of business for so delivering such proxies.
No proxy shall be valid after the expiration of three years from the date thereof, unless the proxy provides for a longer period. Every proxy shall be revocable at the pleasure of the stockholder executing it, except in those cases where an irrevocable proxy is permitted by law. Except as otherwise required by law, the Certificate of Incorporation or these By-Laws, any corporate action to be taken by vote of the stockholders shall be authorized by a majority of the total votes cast at a meeting of stockholders by the holders of shares present in person or represented by proxy and entitled to vote on such action. Unless required by statute, or determined by the chairman of the meeting to be advisable, the vote on any question need not be by written ballot. On a vote by written ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

        Section 8.  List of Stockholders.  The officer who has
                    --------------------
charge of the stock ledger of the Corporation shall prepare and make or cause to be prepared and made, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

        Section 9.  Inspectors.  The Board of Directors may, in
                    ----------
advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If inspectors shall not be so appointed or if any of them shall fail to appear or act, the chairman of the meeting may, and on the request of any stockholder entitled to vote thereat shall, appoint one or more inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares outstanding, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting or any stockholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as inspector of an election of directors. Inspectors need not be stockholders.

        Section 10.  Consent of Stockholders in Lieu of Meeting.
                     ------------------------------------------
Unless otherwise provided by the Certificate of Incorporation or by law, any action which is required or permitted to be taken at any meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a written consent setting forth the action so taken is signed by the holders of record of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

        Section 11.  Notice of Stockholder Business.  At an annual
                     ------------------------------
meeting of stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors or by the Chairman of the Board or the President of the Corporation or
(c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof (as determined by the Board of Directors) in writing to the Secretary of the Corporation. As used in this Section 11 of these By-Laws, the phrase "notice or prior public disclosure of the date of the meeting" shall mean notice or prior public disclosure of the date on which the meeting is originally scheduled to be called to order and shall not refer to notice or prior public disclosure of any date to which such meeting may be adjourned. A stockholder's notice to the Secretary shall set forth, as to each matter the stockholder proposes to bring before the annual meeting, (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's stock transfer books, of the stockholder proposing such business, (c) the class and number of shares of capital stock of the Corporation which are beneficially owned (such term being used in this Section 11 of these By-Laws with the meaning ascribed to such term in Rule 13d-3 of the rules under the Securities Exchange Act of 1934, as amended, as such Rule was in effect on July 1, 1990) by the stockholder and (d) any material interest of the stockholder in such business. Notwithstanding any other provision of these By-Laws, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 11. If the presiding officer of an annual meeting determines and declares that business was not properly brought before the meeting in accordance with this Section 11, any such business shall not be transacted.


                              ARTICLE III

                           Board of Directors
                           ------------------


        Section 1.  General Powers.  The property, business and
                    --------------
affairs of the Corporation shall be managed by the Board of Directors. The Board of Directors may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by statute or the Certificate of Incorporation or these By-Laws directed or required to be exercised or done by the stockholders.

        Section 2.  Number, Term of Office, Qualifications and Election.
                    ---------------------------------------------------
The number of directors of the Corporation (exclusive of any directors to be elected by any series of preferred stock, if any, voting separately as a class) shall be not less than three nor more than fifteen, and within such range the number of directors at any time shall be determined by resolution of the Board of Directors or the stockholders. At each annual meeting of stockholders, directors elected to succeed the directors whose terms expire at such annual meeting shall be elected to hold office for a term expiring at the next annual meeting. Directors need not be stockholders. Except as otherwise required by statute or the Certificate of Incorporation or these By-Laws, directors to be elected at each annual meeting of stockholders shall be elected by a plurality of the votes cast at the meeting by the holders of shares present in person or represented by proxy and entitled to vote for the election of directors.

        Section 3.  Annual Meeting.  The Board of Directors shall
                    --------------
meet for the purpose of organization, the election of officers and the transaction of other business, as soon as practicable after each annual meeting of the stockholders, on the same day and at the same place where such annual meeting shall be held or at such other time and place as the Board of Directors shall determine. Notice of such meeting need not be given. Such meeting may be held at any other time or place (within or without the State of Delaware) which shall be specified in a notice thereof given as hereinafter provided in Section 6 of this Article III, or in a waiver of notice thereof.

        Section 4.  Regular Meetings.  Regular meetings of the Board
                    ----------------
of Directors shall be held at such times and places within or without the State of Delaware as the Board of Directors may from time to time by resolution determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at the same hour on the next succeeding business day. Notice of regular meetings of the Board of Directors need not be given except as otherwise required by statute or these By-Laws.

        Section 5.  Special Meetings.  Special meetings of the Board
                    ----------------
of Directors may be called at any time by the Chairman of the Board, if any, the President or any two directors of the Corporation and shall be held at such time and at such place within or without the State of Delaware as shall be specified in the notice of meeting or waiver thereof.

        Section 6.  Notice of Meetings.  Notice of each special
                    ------------------
meeting of the Board of Directors (and of each regular meeting for which notice shall be required) shall be given by the Secretary as hereinafter provided in this Section 6, in which notice shall be stated the time and place of the meeting. Notice of each such meeting shall be delivered to each director, either personally or by telephone, telegraph, facsimile transmission, cable, or wireless, at least twenty-four hours before the time at which such meeting is to be held or shall be mailed to each director by first-class mail postage prepaid, addressed to him at his residence, or usual place of business, at least two days before the day on which such meeting is to be held. Notice of any such meeting need not be given to any director who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting without objecting, at the beginning of such meeting, to the transaction of any business because the meeting is not lawfully called or convened. Except as otherwise specifically required by these By-Laws, a notice or waiver of notice of any regular or special meeting of the Board of Directors need not state the purpose or purposes of such meeting.

        Section 7.  Quorum and Manner of Acting.  A majority of the
                    ---------------------------
number of directors constituting the entire Board of Directors shall be present in person at any meeting of the Board of Directors in order to constitute a quorum for the transaction of business at such meeting, and, except as otherwise expressly required by statute or the Certificate of Incorporation, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum at any meeting of the Board of Directors, a majority of the directors present, or if no director is present, the Secretary, may adjourn such meeting to another time and place, or such meeting, unless it be the annual meeting of the Board of Directors, need not be held. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. Except as provided in Section 11 of this Article III and Article IV of these By-Laws and as otherwise specifically authorized by resolution of the Board of Directors, the directors shall act only as a Board of Directors and the individual directors shall have no power as such.

        Section 8.  Organization.  At each meeting of the Board of
                    ------------
Directors, the Chairman of the Board, if any, or, in his absence or inability to act, the President, or, in his absence or inability to act, another director chosen by a majority of the directors present, shall act as chairman of the meeting and preside thereat. The minutes of the meeting shall be recorded by any officer of the Corporation present and designated by such chairman.

        Section 9.  Resignations.  Any director of the Corporation
                    ------------
may resign at any time by giving written notice of his or her resignation to the Board of Directors, the Chairman of the Board, the President or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        Section 10.  Removal of Directors.  Except as otherwise
                    --------------------
provided in the Certificate of Incorporation, any director may be removed, at any time, with or without cause, by the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote for the election of directors of the Corporation at a meeting of the stockholders called and held for that purpose.

        Section 11.  Vacancies.  Except as otherwise required by
                     ---------
statute or by the Certificate of Incorporation, during the intervals between annual meetings of stockholders, any vacancies and any newly created directorships resulting from an increase in the authorized number of directors of the Corporation and vacancies occurring in the Board of Directors for any reason shall be filled by a majority vote of the directors then in office, or whether or not a quorum, or by a sole remaining director, at a meeting of the Board of Directors. Each director chosen to fill a vacancy shall hold office for the unexpired term in respect of which such vacancy occurred. Each director chosen to fill a newly created directorship shall hold office for a term expiring at the next annual meeting. Each director shall hold office for the specified term and until a successor shall be duly elected and qualified, except in the event of death, resignation or removal. If there are no directors in office, then a special meeting of stockholders for the election of directors may be called and held in the manner provided by statute.

        Section 12.  Compensation.  The Board of Directors or a
                     ------------
committee of the Board designated by it shall have authority to fix the compensation, if any, including without limitation fees and reimbursement of expenses, of directors for services to the Corporation in any capacity; provided, however, that no such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

        Section 13.  Action Without Meeting.  Any action required or
                     ----------------------
permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

        Section 14.  Participation in Meetings by Telephone and Other
                     ------------------------------------------------
Equipment.  Members of the Board of Directors or of any committee
---------
thereof may participate in a meeting of the Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting.


                                 ARTICLE IV

                       Executive and Other Committees
                       ------------------------------


        Section 1.  Executive and Other Committees.  The Board of
                    ------------------------------
Directors may, by a resolution passed by a majority of the whole Board, designate an Executive Committee, to consist of two or more directors of the Corporation, and one or more other committees, each such other committee to consist of two or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of the Executive Committee or such other committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. The Executive Committee, while the Board of Directors is not in session shall have and may exercise, and any such other committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise, all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the By-Laws of the Corporation; and, unless the resolution or By-Laws expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Each committee shall keep written minutes of its proceedings and shall report such minutes to the Board of Directors when required. All such proceedings shall be subject to revision or alteration by the Board of Directors; provided, however, that rights of third parties
                    -------- --------
shall not be prejudiced by such revision or alteration. The Board of Directors, by action of a majority of the entire Board, may at any time fill vacancies in, change the membership of, or dissolve any such committee.

        Section 2.  Executive Committee:  General.  Regular meetings
                    -----------------------------
of the Executive Committee shall be held at such times and places, within or without the State of Delaware, as a majority of such Committee may from time to time by resolution determine. Special meetings of the Executive Committee may be called at the request of any member thereof and may be held at such times and places, within or without the State of Delaware, as such Committee may from time to time by resolution determine or as shall be specified in the respective notices or waivers of notice thereof. Notice of regular meetings of such Committee need not be given except as otherwise required by statute or these By-Laws. Notice of each special meeting of such Committee shall be given to each member of such Committee in the manner provided for in Section 6 of Article III of these By-Laws. Subject to the provisions of this Article IV, the Executive Committee, by resolution of a majority of such Committee, shall fix its own rules of procedure. A majority of the Executive Committee shall be present in person at any meeting of the Executive Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of the Executive Committee. The members of the Executive Committee shall act only as a committee, and the individual members shall have no power as such.

        Section 3.  Other Committees:  General.  A majority of any
                    --------------------------
committee may fix its rules of procedure, determine its action, and fix the time and place, within or without the State of Delaware, of its meetings, unless the Board of Directors shall otherwise by resolution provide. Notice of such meetings shall be given to each member of the committee in the manner provided for in Section 6 of
Article III of these By-Laws. Nothing in this Article IV shall be deemed to prevent the Board of Directors from appointing one or more committees consisting in whole or in part of persons who are not directors of the Corporation; provided, however, that no such committee shall have or may exercise any authority of the Board of Directors unless any action taken thereby is approved by a majority of the members thereof, each member of which is a member of the Board of Directors.


                                ARTICLE V

                                Officers
                                --------


        Section 1.  Number and Qualifications.  The officers of the
                    -------------------------
Corporation shall be a President, a Treasurer and a Secretary. Any two or more offices may be held by the same person. Such officers shall be elected from time to time by the Board of Directors, each to hold office until the meeting of the Board following the next annual meeting of the stockholders, or until his successor shall have been duly elected and shall have qualified, or until his death, or until he shall have resigned or until he shall have been removed, as hereinafter provided in these By-Laws. The Board of Directors may from time to time elect such other officers (including a Chairman of the Board and one or more Vice Presidents, Assistant Treasurers and Assistant Secretaries) and such agents as it may deem necessary or desirable for the business of the Corporation. The Board of Directors may from time to time authorize any principal officer or committee to appoint, and to prescribe the authority and duties of, any such subordinate officers or agents. Each of such other officers and agents shall have such authority, perform such duties, and hold office for such period, as are provided in these By-Laws or as may be prescribed by the Board of Directors or by the principal officer or committee appointing such officer or agent.

        Section 2.  Resignations.  Any officer of the Corporation
                    ------------
may resign at any time by giving written notice of his or her resignation to the Board of Directors, the Chairman of the Board, if any, the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        Section 3.  Removal.  Any officer or agent of the
                    -------
Corporation may be removed, either with or without cause, at any time, by the vote of the majority of the entire Board of Directors at any meeting of the Board, or, except in the case of an officer or agent elected or appointed by the Board, by any principal officer or committee upon whom such power of removal may be conferred by the Board.

        Section 4.  Vacancies.  A vacancy in any office, whether
                    ---------
arising from death, resignation, disqualification, removal or any other cause, may be filled for the unexpired portion of the term of the office which shall be vacant, in the manner prescribed in these By-Laws for the regular election or appointment to such office.

        Section 5.  The Chairman of the Board.  The Chairman of the
                    -------------------------
Board, if elected, shall, if present, preside at all meetings of the stockholders and the Board of Directors and, in general, shall have such other powers and perform such other duties as usually pertain to the office of the Chairman of the Board or as from time to time may be assigned to him by the Board of Directors. At the discretion of the Board of Directors, the Chairman of the Board, if elected, may be the chief executive officer of the Corporation and, if so appointed by the Board of Directors, shall have general and active supervision and direction over the business and affairs of the Corporation and over its officers, subject, however, to the control of the Board of Directors.

        Section 6.  The President.  The President shall be the chief
                    -------------
executive officer of the Corporation and shall have general and active supervision and direction over the business and affairs of the Corporation and over its officers, unless the Chairman of the Board, if any, is appointed to serve as chief executive officer, in which case the President shall be the chief operating officer of the Corporation and shall have general and active supervision and direction over the ordinary business operations and affairs of the Corporation and over its officers, subject, however, to the supervision and direction of the Chairman of the Board, if any, who is also the chief executive officer of the Corporation, and to the control of the Board of Directors. He shall, if present, in the absence or inability to act of the Chairman of the Board, preside at meetings of the stockholders and at meetings of the Board of Directors. In general, the President shall have such other powers and perform such other duties as usually pertain to the office of the President and chief executive officer or chief operating officer, as the case may be, or as from time to time may be assigned to him by the Board of Directors or the Chairman of the Board, if any.

        Section 7.  Vice Presidents.  Each Vice President shall have
                    ---------------
such powers and perform such duties as usually pertain to his office or as from time to time may be assigned to him by the Board of Directors, the Chairman of the Board, if any, or the President. If there is more than one Vice President, they shall be ranked in an order designated by the Board of Directors or failing such designation, the Vice Presidents will be deemed to be ranked by the Board of Directors on the order of their election as set forth in the resolution or resolutions of the Board of Directors providing for their election. During the absence of the President or his inability to act, the Vice President, or, if there is more than one Vice President, the highest ranking Vice President designated or deemed designated by the Board of Directors, shall exercise the powers and perform the duties of the President, subject to the direction of the Board of Directors or the Chairman of the Board, if any.

        Section 8.  Treasurer. The Treasurer shall:
                    ---------

        (a) have charge and custody of, and be responsible for, all the funds and securities of the Corporation;

        (b) keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and have control of all books of account of the Corporation;

        (c) cause all moneys and other valuables to be deposited to the credit of the Corporation in such depositaries as may be designated by the Board of Directors;

        (d) receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever;

        (e) disburse the funds of the Corporation and supervise the investment of its funds as ordered or authorized by the Board of Directors, taking proper vouchers therefor;

        (f) render to the Chairman of the Board, if any, the President, the Board of Directors or any committee thereof, whenever required, an account of the financial condition of the Corporation and of his transactions as Treasurer; and

        (g) in general, have such other powers and perform such other duties as usually pertain to the office of Treasurer or as from time to time may be assigned to him by the Board of Directors, the Chairman of the Board, if any, or the President.

        Section 9.  Assistant Treasurers. At the request of the
                    --------------------
Treasurer or in the case of his absence or inability to act, the Assistant Treasurer, or if there be more than one, the Assistant Treasurer designated by the Board of Directors or, in the absence of such designation, by the Chairman of the Board, if any, or the President, shall perform all the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. In general, each Assistant Treasurer shall have such other powers and perform such other duties as from time to time may be assigned to him by the Board of Directors, the Chairman of the Board, if any, the President or the Treasurer.

        Section 10.  The Secretary.  The Secretary shall:
                     -------------

        (a) keep or cause to be kept, in one or more books provided for the purpose, the minutes of all meetings of the Board of Directors, of the committees of the Board of Directors and of the stockholders;

        (b) see that all notices are duly given in accordance with the provisions of these By-Laws and as required by law;

        (c) be custodian of the records and the seal of the Corporation and affix and attest the seal to all stock certificates of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal;

        (d) see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and

        (e) in general, have such other powers and perform such other duties as usually pertain to the office of Secretary or as from time to time may be assigned to him by the Board of Directors, the Chairman of the Board, if any, or the President.

        Section 11.  Assistant Secretaries.  At the request of the
                     ---------------------
Secretary or in case of his absence or inability to act, the Assistant Secretary, or if there be more than one, the Assistant Secretary designated by the Board of Directors or, in the absence of such designation, by the Chairman of the Board, if any, or the President shall perform all the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary. In general, each Assistant Secretary shall have such other powers and perform such other duties as from time to time may be assigned to him by the Board of Directors, the Chairman of the Board, if any, the President or the Secretary.

        Section 12.  Officers' Bonds or Other Security.  If required
                     ---------------------------------
by the Board of Directors, any officer of the Corporation shall give a bond for the faithful performance of his duties, for such term and in such amount and with such surety or sureties as the Board may require.

        Section 13.  Compensation.  The compensation of the officers
                     ------------
of the Corporation for their services as such officers shall be fixed from time to time by the Board of Directors or a committee of the Board designated by it, and no officer of the Corporation shall be prevented from receiving compensation by reason of the fact that he is also a director of the Corporation.


                                 ARTICLE VI

                   Checks, Drafts, Bank Accounts, Etc.
                   ----------------------------------


        Section 1.  Checks, Drafts, etc.  All checks, drafts, bills
                    -------------------
of exchange or other orders for the payment of money out of the funds of the Corporation, and all notes or other evidences of indebtedness of the Corporation shall be signed in the name and on behalf of the Corporation by such person or persons and in such manner as shall from time to time be authorized by the Board of Directors.

        Section 2.  Deposits.  All funds of the Corporation not
                    --------
otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositaries as the Board of Directors may from time to time designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may from time to time be delegated by the Board of Directors. For the purpose of deposit and for the purpose of collection for the account of the Corporation, checks, drafts and other orders for the payment of money which are payable to the order of the Corporation may be endorsed, assigned and delivered by any officer or agent of the Corporation.

        Section 3.  General and Special Bank Accounts.  The Board of
                    ---------------------------------
Directors may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositaries as the Board may designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may from time to time be delegated by the Board of Directors. The Board of Directors may make such special rules and regulations with respect to such bank accounts, not inconsistent with provisions of these By-Laws, as it may deem expedient.

        Section 4.  Proxies in Respect of Securities of Other Corporations.
                    ------------------------------------------------------
Unless otherwise provided by resolution adopted by the Board of Directors, the Chairman of the Board, if any, the President or any Vice President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation in the name and on behalf of the Corporation to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation, or to consent in writing in the name of the Corporation as such holder to any action by such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name of or on behalf of the Corporation and under its corporate seal, or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.


                                 ARTICLE VII

               Shares and Their Transfer; Examination of Books
               -----------------------------------------------


        Section 1.  Stock Certificates.  Every holder of stock of
                    ------------------
the Corporation shall be entitled to have a certificate, in such form as shall be approved by the Board of Directors, certifying the number and class of shares of stock of the Corporation owned by him. The certificates representing shares of the respective classes of stock shall be numbered in order of their issue and shall be signed in the name of the Corporation by the Chairman of the Board, if any, or the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary and sealed with the seal of the Corporation (which seal may be a facsimile, engraved or printed). Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

        Section 2.  Books of Account and Record of Stockholders.
                    -------------------------------------------
The books and records of the Corporation may be kept at such places, within or without the State of Delaware, as the Board of Directors may from time to time determine. The stock record books and the blank stock certificate books shall be kept by the Secretary or by any other officer or agent designated by the Board of Directors.

        Section 3.  Transfers of Shares.  Transfers of shares of
                    -------------------
stock of the Corporation shall be made on the stock records of the Corporation only upon authorization by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary or with a transfer agent or transfer clerk, and on surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon. Except as otherwise provided by law, the Corporation shall be entitled to recognize the exclusive right of a person in whose name any share or shares stand on the record of stockholders as the owner of such share or shares for all purposes, including, without limitation, the rights to receive dividends or other distributions, and to vote as such owner, and the Corporation may hold any such stockholder of record liable for calls and assessments and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in any such share or shares on the part of any other person whether or not it shall have express or other notice thereof. Whenever any transfers of shares shall be made for collateral security and not absolutely, and both the transferor and transferee request the Corporation to do so, such fact shall be stated in the entry of the transfer.

        Section 4.  Regulations.  The Board of Directors may make
                    -----------
such additional rules and regulations, not inconsistent with these By-Laws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer agents or one or more transfer clerks and one or more registrars and may require all certificates for shares of stock to bear the signature or signatures of any of them.

        Section 5.  Lost, Destroyed or Mutilated Certificates.  The
                    -----------------------------------------
holder of any certificate representing shares of stock of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of such certificate, and the Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it which the owner thereof shall allege to have been lost, stolen or destroyed or which shall have been mutilated, and the Board of Directors may, in its discretion, require such owner or his legal representatives to give the Corporation and/or any agent of the Corporation designated by it a bond in such sum, limited or unlimited, and in such form and with such surety or sureties as the Board of Directors in its absolute discretion shall determine, to indemnify the Corporation and/or such agent against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate, or the issuance of a new certificate. Anything herein to the contrary notwithstanding, the Board of Directors, in its absolute discretion, may refuse to issue any such new certificate, except pursuant to legal proceedings under the laws of the State of Delaware.

        Section 6.  Stockholder's Right of Inspection.  Any
                    ---------------------------------
stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in the State of Delaware or at its principal place of business.

        Section 7.  Fixing of Record Date.  In order that the
                    ---------------------
Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of
                            --------  -------
Directors may fix a new record date for the adjourned meeting.


                                ARTICLE VIII

                                  Dividends
                                  ---------


        Subject to the provisions of applicable law or of the Certificate of Incorporation relating thereto, if any, dividends upon the capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting. Dividends may be paid in cash, in property or in shares of the capital stock of the Corporation, subject to applicable law and the Certificate of Incorporation.

        Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose or purposes as the Board of Directors shall determine to be in the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.


                                 ARTICLE IX

                               Indemnification
                               ---------------


        Section 1.  Right to Indemnification.  The Corporation
                    ------------------------
shall, to the fullest extent permitted by applicable law as then in effect, indemnify any person (the "Indemnitee") who was or is involved in any manner (including, without limitation, as a party or a witness) or was or is threatened to be made so involved in any threatened, pending or completed investigation, claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, any action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor) (a"Proceeding") by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise (including, without limitation, service with respect to any employee benefit plan), whether the basis of any such Proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, against all expenses, liability and loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by him in connection with such Proceeding. The right to indemnification conferred in this Article IX shall include the right to receive payment in advance of any expenses incurred by the Indemnitee in connection with such Proceeding, consistent with applicable law as then in effect. All right to indemnification conferred in this
Article IX, including such right to advance payments and the evidentiary, procedural and other provisions of this Article IX, shall be a contract right. The Corporation may, by action of its Board of Directors, provide indemnification for employees, agents, attorneys and representatives of the Corporation with up to the same scope and extent as provided for officers and directors.

        Section 2.  Insurance, Contracts and Funding.  The
                    --------------------------------
Corporation may purchase and maintain insurance to protect itself and any person who is, was or may become an officer, director, employee, agent, attorney or representative of the Corporation or, at the request of the Corporation, an officer, director, employee, agent, attorney or representative of another corporation or entity, against any expense, liability or loss asserted against him or incurred by him in connection with any Proceeding in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such expense, liability or loss under the provisions of Article TENTH of the Certificate of Incorporation or this Article IX or otherwise. The Corporation may enter into contracts with any director, officer, employee, agent, attorney or representative of the Corporation, or any person serving as such at the request of the Corporation for another corporation or entity, in furtherance of the provisions of this Article IX and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification of any person entitled thereto.

        Section 3.  Indemnification; Not Exclusive Right. The right
                    ------------------------------------
of indemnification provided in this Article IX shall not be exclusive of any other rights to which any person seeking indemnification may otherwise be entitled under any provision of the Certificate of Incorporation or By-Laws or agreement or otherwise. The provisions of this Article IX shall inure to the benefit of the heirs and legal representatives of any person entitled to indemnity under this Article IX and shall be applicable to all Proceedings, whether arising from acts or omissions occurring before or after the adoption of this
Article IX. No amendment or repeal of any provision of this Article IX shall remove, abridge or adversely affect any right of indemnification or any other benefits of the Indemnitee under the provisions of this Article IX with respect to any Proceeding involving any act or omission which occurred prior to such amendment.

        Section 4.  Advancement of Expenses; Procedures;
                    ------------------------------------
Presumptions and Effect of Certain Proceedings; Remedies.  In
--------------------------------------------------------
furtherance, but not in limitation, of the provisions of the Certificate of Incorporation or the foregoing provisions of this
Article IX, the following procedures, presumptions and remedies shall apply with respect to advancement of expenses and the right to indemnification under the Certificate of Incorporation or this Article
IX:

        (a)    Advancement of Expenses.  All reasonable expenses
               -----------------------
    incurred by or on behalf of the Indemnitee in connection with any Proceeding shall be advanced to the Indemnitee by the Corporation within 20 days after the receipt by the Corporation of a statement or statements from the Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the expenses incurred by the Indemnitee and, if required by law at the time of such advance, shall include or be accompanied by an undertaking by or on behalf of the Indemnitee to repay the amounts advanced if it should ultimately be determined that the Indemnitee is not entitled to be indemnified against such expense pursuant to this Article IX.

        (b)    Procedure for Determination of Entitlement to Indemnification.
               -------------------------------------------------------------

                (i) To obtain indemnification, an Indemnitee shall submit to the President or Secretary of the Corporation a written request, including such documentation and information as is reasonably available to the Indemnitee and reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification (the "Supporting Documentation").
    The determination of the Indemnitee's entitlement to indemnification shall be made not later than 60 days after receipt by the Corporation of the written request for indemnification together with the Supporting Documentation. The President or Secretary of the Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that the Indemnitee has requested indemnification.

                (ii) The Indemnitee's entitlement to indemnification shall be determined in one of the following ways: (A) by a majority vote of the Disinterested Directors (as hereinafter defined) (or the Disinterested Director, if only one); (B) by a written opinion of Independent Counsel (as hereinafter defined) if (x) a Change of Control (as hereinafter defined) shall have occurred and the Indemnitee so requests or (y) there is no Disinterested Director or a majority of the Disinterested
    Directors (or the Disinterested Director, if only one) so directs; (C) by the stockholders of the Corporation (but only if a majority of the Disinterested Directors (or the Disinterested Director, if only one) determines that the issue of entitlement to indemnification should be submitted to the stockholders for their determination); or (D) as provided in Section 4(c) of this
    Article IX.

                (iii) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to
    Section 4(b)(ii) of this Article IX, a majority of the
    Disinterested Directors (or the Disinterested Director, if only one) shall select the Independent Counsel, but only an
    Independent Counsel to which the Indemnitee does not reasonably object; provided, however, that if a Change of Control shall have
            --------  -------
    occurred, the Indemnitee shall select such Independent Counsel, but only an Independent Counsel to which the Board of Directors does not reasonably object.

        (c)    Presumptions and Effect of Certain Proceedings.
               ----------------------------------------------
    Except as otherwise expressly provided in this Article IX, the Indemnitee shall be presumed to be entitled to indemnification upon submission of a request for indemnification together with the Supporting Documentation in accordance with Section 4(b)(i)
    of this Article IX, and thereafter the Corporation shall have the burden of proof to overcome that presumption in reaching a contrary determination. In any event, if the person or persons empowered under Section 4(b) of this Article IX to determine entitlement to indemnification shall not have been appointed or shall not have made a determination within 60 days after receipt by the Corporation of the request therefor together with the Supporting Documentation, the Indemnitee shall be deemed to be entitled to indemnification. With regard to the right to indemnification for expenses, if and to the extent that the
    Indemnitee has been successful on the merits or otherwise in any Proceeding, or if and to the extent that the Indemnitee was not a party to the Proceeding or if a Proceeding was terminated without a determination of liability on the part of the Indemnitee with respect to any claim, issue or matter therein or without any payments in settlement or compromise being made by the Indemnitee with respect to a claim, issue or matter therein, the Indemnitee shall be deemed to be entitled to indemnification, which
    entitlement shall not be diminished by any determination which may be made pursuant to Sections (4)(b)(ii)(A), (B) or (C).  In either case, the Indemnitee shall be entitled to such indemnification, unless (A) the Indemnitee misrepresented or failed to disclose a material fact in making the request for
    indemnification or in the Supporting Documentation or (B) such indemnification is prohibited by law, in either case as finally determined by adjudication or, at the Indemnitee's sole option, arbitration (as provided in Section 4(d)(i) of this Article IX).
    The termination of any Proceeding described in Section 1 of this
    Article IX, or of any claim, issue or matter therein, by
    judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, adversely
    ---- ----------
    affect the right of the Indemnitee to indemnification or create any presumption with respect to any standard of conduct or belief or any other matter which might form a basis for a determination that the Indemnitee is not entitled to indemnification.

        (d)    Remedies of Indemnitee.
               ----------------------

                (i) In the event that a determination is made pursuant to Section 4(b) of this Article IX that the Indemnitee is not entitled to indemnification under this Article IX, (A) the Indemnitee shall be entitled to seek an adjudication of his entitlement to such indemnification either, at the Indemnitee's sole option, in (x) an appropriate court of the State of Delaware or any other court of competent jurisdiction or (y) an arbitration to be conducted by three arbitrators (or, if the dispute involves less than $100,000, by a single arbitrator) pursuant to the rules of the American Arbitration Association;
    (B) any such judicial proceedings or arbitration shall be de novo and the Indemnitee shall not be prejudiced by reason of such adverse determination; and (C) in any such judicial proceeding or arbitration the Corporation shall have the burden of proof that the Indemnitee is not entitled to indemnification under this
    Article IX.

                (ii) If a determination shall have been made or deemed to have been made, pursuant to Section 4(b) or (c) of this
    Article IX, that the Indemnitee is entitled to indemnification, the Corporation shall be obligated to pay the amounts constituting such indemnification within five days after such determination has been made or deemed to have been made and shall be conclusively bound by such determination, unless (A) the Indemnitee misrepresented or failed to disclose a material fact in making the request for indemnification or in the Supporting Documentation or (B) such indemnification is prohibited by law, in either case as finally determined by adjudication or, at the Indemnitee's sole option, arbitration (as provided in Section
    4(d)(i) of this Article IX). In the event that (C) advancement of expenses is not timely made pursuant to Section 4(a) of this
    Article IX or (D) payment of indemnification is not made within five days after a determination of entitlement to indemnification has been made or deemed to have been made pursuant to Section
    4(b) or (c) of this Article IX, the Indemnitee shall be entitled to seek judicial enforcement of the Corporation's obligation to pay to the Indemnitee such advancement of expenses or indemnification. Notwithstanding the foregoing, the Corporation may bring an action, in an appropriate court in the State of Delaware or any other court of competent jurisdiction, contesting the right of the Indemnitee to receive indemnification hereunder due to the occurrence of an event described in subclause (A) or
    (B) of this clause (ii) (a "Disqualifying Event"), provided, however, that if the Indemnitee shall elect, at his sole option, that such dispute shall be determined by arbitration (as provided in Section 4(d)(i) of this Article IX), the Corporation shall proceed by such arbitration. In any such enforcement or other proceeding or action in which whether a Disqualifying Event has occurred is an issue, the Corporation shall have the burden of proving the occurrence of such Disqualifying Event.

                (iii) The Corporation shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 4(d) that the procedures and presumptions of this
    Article IX are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator or arbitrators that the Corporation is bound by all the provisions of this Article IX.

                (iv) In the event that the Indemnitee, pursuant to this Article IX, seeks a judicial adjudication of or an award in arbitration to enforce his rights under, or to recover damages for breach of, this Article IX, or is otherwise involved in any adjudication or arbitration with respect to his right to indemnification, the Indemnitee shall be entitled to recover from the Corporation, and shall be indemnified by the Corporation against, any expenses actually and reasonably incurred by him if the Indemnitee prevails in such judicial adjudication or arbitration. If it shall be determined in such judicial adjudication or arbitration that the Indemnitee is entitled to receive part but not all of the indemnification or advancement of expenses sought, the expenses incurred by the Indemnitee in connection with such judicial adjudication or arbitration shall be prorated accordingly.

        (e)    Definitions.  For purposes of this Section 4:
               -----------

                (i) "Change in Control" means a change in control of the ultimate corporate parent of the Corporation of a nature that would be required to be reported in response to Item 6(e) of
    Schedule 14A of Regulation l4A promulgated under the Securities Exchange Act of 1934 (the "Act"), as such item was in effect on November 1, 1992, whether or not the Corporation is then subject to such reporting requirement; provided that, without limitation, such a change in control shall be deemed to have occurred if (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Act) is or becomes the "beneficial owner" (as defined in Rule l3d-3 under the Act), directly or indirectly, of securities of the Corporation representing 20 percent or more of the combined voting power of the Corporation's then outstanding securities without the prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such acquisition; (B) the Corporation is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (C) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

                (ii) "Disinterested Director" means a director of the Corporation who is not or was not a material party to the Proceeding in respect of which indemnification is sought by the Indemnitee.

                (iii) "Independent Counsel" means a law firm or a member of a law firm that neither presently is, nor in the past five years has been, retained to represent: (A) the Corporation or the Indemnitee in any matter or (B) any other party to the Proceeding giving rise to a claim for indemnification under this
    Article IX. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing under the law of the State of Delaware, would have a conflict of interest in representing either the Corporation or the Indemnitee in an action to determine the Indemnitee's rights under this Article IX.

        Section 5.  Acts of Disinterested Directors.  Disinterested
                    -------------------------------
Directors considering or acting on any indemnification matter under this Article IX or otherwise may consider or take action as the Board of Directors or may consider or take action as a committee or individually or otherwise. In the event Disinterested Directors consider or take action as the Board of Directors, one-third of the total number of directors shall constitute a quorum.

        Section 6.  Severability.  If any provision or provisions of
                    ------------
this Article IX shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Article IX (including, without limitation, all portions of any paragraph of this Article IX containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this
Article IX (including, without limitation, all portions of any paragraph of this Article IX containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.


                                ARTICLE X

                               Fiscal Year
                               -----------


        The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.


                                ARTICLE XI

                                  Seal
                                  ----


        The Board of Directors shall provide a corporate seal, which shall be circular in form and bear the name of the Corporation and the words and figures denoting its organization under the laws of the State of Delaware and the year thereof.

                                ARTICLE XII

                                Amendments
                                ----------


        Except as otherwise provided in the Certificate of Incorporation, these By-Laws may be amended or repealed, or new
By-Laws may be adopted only by action of not less than the holders of a majority of the shares of stock outstanding and entitled to vote thereon or a majority of the entire Board of Directors.

                 TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
           PROXY--ANNUAL MEETING OF SHAREHOLDERS--MARCH 28, 1997
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned, a shareholder of TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., a Delaware corporation (the "Company"), does hereby appoint ANDREW L. SIMON and LINDA G. STRALEY, and each of them, the true and lawful attorneys and proxies, with full power of substitution, for and in the name, place and stead of the undersigned, to vote, as designated below, all of the shares of stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at the headquarters of the Company at Fields Lane, Brewster, New York 10509, on March 28, 1997, at 9:00 A.M., local time, and at any adjournment or adjournments thereof.

_____
|   | Please mark
| X | votes as in
|___| this example


    UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED IN ACCORDANCE
          WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

1.    ELECTION OF DIRECTORS.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES.

      NOMINEES:     Michael D. Beck, Steven R. Berger, Stephen H. Ivens,
                    Michael Milone, Andrew L. Simon and Linda G. Straley
                                  _____                 _____
                         FOR ALL  |   |       WITHHELD  |   |
                         NOMINEES |   |       FROM ALL  |   |
                                  |___|       NOMINEES  |___|


      For, except vote withheld from the following nominee(s):
      _____
      |   |
      |   |
      |___|  _______________________________________


2.     APPROVAL OF THE COMPANY'S AMENDED AND RESTATED BY-LAWS.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL.
                                  _____                 _____
                         FOR      |   |       AGAINST   |   |
                                  |   |                 |   |
                                  |___|                 |___|


3.     RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION.
                                  _____                 _____
                         FOR      |   |       AGAINST   |   |
                                  |   |                 |   |
                                  |___|                 |___|


4. TO VOTE WITH DISCRETIONARY AUTHORITY WITH RESPECT TO ALL OTHER MATTERS WHICH MAY COME BEFORE THE MEETING.

The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or either one of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. Both of said proxies or their substitutes who shall be present and act at the meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated February 28, 1997, and a copy of the Annual Report for the fiscal year ended October 31, 1996.


MARK HERE FOR ADDRESS CHANGE AND INDICATE CHANGE:
_____
|   |
|   |
|___|


Signature:                                              Date
          --------------------------------------------      -----------------

Signature:                                              Date
          --------------------------------------------      -----------------

NOTE: Your signature should appear the same as your name appears hereon. In signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.